                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                          THE PERIOD ENDED: 5-31-97

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter, Inc.                          :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is/is not in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are/are not current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 6/18/97                         /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    810-220-5007
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor:  Fretter Inc.                                         Case No:  96-15177

                            Month Ending:  5/31/97

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                       8,003        532,663
Cost of Sales                                             8,003        505,226
                                                      ---------    -----------

Gross Profit                                                  0         27,437
                                                      =========    ===========

         EXPENSES:
         --------

Officer Compensation                                      8,743        225,700
Salary Expenses other Employees                          34,245        280,492
Court-Ordered Stay Bonus                                 57,667        141,755
Employee Benefits & Pensions
Payroll Taxes                                             3,239         48,394
Other Taxes                                              10,020         78,374
Rent and Lease Expense
Interest Expense                                        335,707      2,798,389
Insurance                                                52,041        360,255
Automobile and Truck Expense
Utilities (gas, electric, phone alarms)                  21,943        132,524
Depreciation
Travel and Entertainment                                  1,207          8,961
Repairs and Maintenance                                   7,141         51,403
Advertising
Supplies, Office Expenses, etc.                          16,173         74,667
Other:  Specify Director & Trustee Fees                   8,566         53,356
Other:  Specify Misc. Fees                                               3,095

TOTAL EXPENSES:                                         556,692      4,257,365
                                                      ---------    -----------

NET OPERATING PROFIT/(LOSS)                            (556,691)    (4,229,927)
                                                      =========    ===========

Add:  Non-Operating Income:
       Interest Income                                    3,078          3,078
       Gain/Loss on Sale of Real Estate               1,582,188      2,314,195
       Other Income                                     113,521      1,193,415
TOTAL                                                 1,695,709      3,507,610

Less: Non-Operating Expenses:
       Professional Fees
       Other                                             39,575        452,985
                                                      ---------    -----------

NET INCOME / (LOSS)                                   1,099,443    (1,175,302)
                                                      =========    ===========

                                BALANCE SHEET *
                                -------------




Debtor:  Fretter Inc.                                         Case No:  96-15177

                            Month Ending:  5/31/97

ASSETS:                              Current Month     Prior Month      At Filing
Cash:                                       567,523           74,501       89,252
Inventory:                                                   294,261      791,999
Accounts Receivables: **                 34,782,083       34,865,548   35,930,804
Insider Receivables                       7,414,781        7,414,781    7,424,547
Land and Buildings:                      43,187,551       48,557,369   49,365,801
Furniture, Fixtures & Equip:                                 245,117      418,000
Accumulated Depreciation:                (9,588,861)     (10,650,076) (10,623,681)
Other: Prepaids & misc.                     537,866          587,627      807,689
Other: Utility deposits                      51,410           52,048
                                        -----------      -----------  -----------

TOTAL ASSETS:                            76,952,353       81,441,177   84,204,411
                                        ===========      ===========  ===========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                           362,737          362,737
Wages and Salaries:                          62,320           15,610
Taxes Payable:                              185,106          225,377
Other:                                      497,073        1,959,297        1,390
                                        -----------      -----------  -----------
TOTAL Postpetition Liab.                  1,107,236        2,563,021        1,390
                                        ===========      ===========  ===========

Secured Liabilities:
Subject to Postpetition
Collateral or Financing Order            29,002,401       29,002,401   29,002,401
All other Secured Liab.                   1,558,346        5,128,121    7,371,875
                                        -----------      -----------  -----------
TOTAL Secured Liabilities:               30,560,747       34,130,522   36,374,276
                                        ===========      ===========  ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.                651,778          919,600    1,132,770
Unsecured Liabilities                     6,765,082        6,765,082    6,849,397
Other: Accrued Liabilities                5,184,663        5,230,017    5,449,917
                                        -----------      -----------  -----------
TOTAL Prepetition Liab.                  12,601,523       12,914,699   13,432,084
                                        ===========      ===========  ===========

Redeemable Preferred Stock               48,265,040       48,265,040   48,265,040
Equity:
Owners Capital:                           1,692,451        1,692,451    1,692,451
Retained Earnings-Pre Pet.              (16,099,342)     (15,849,814) (15,560,830)
Retained Earnings-Post Pet.              (1,175,302)      (2,274,743)           0
                                        -----------      -----------  -----------
TOTAL Equity:                           (15,582,193)     (16,432,106) (13,868,379)
                                        ===========      ===========  ===========
TOTAL LIABILITIES
AND EQUITY:                              76,952,353       81,441,177   84,204,411
                                         ==========      ===========  ===========

________________________________

 *    Preliminary Estimate
 **   Includes contingent receivable from Silo, Inc.
       Collectibility indeterminate

                             SUMMARY OF OPERATIONS
                             ---------------------

                            Period Ended:   5/31/97
Debtor:  Fretter Inc.                                         Case No:  96-15177

                     Schedule of Postpetition Taxes Payable
                     --------------------------------------

                              Beginning   Accrued/  Payments/   Ending
                               Balance    Withheld  Deposits   Balance
                              ----------  --------  ---------  --------
Income Taxes Withheld:
Federal:                              0      6,584      6,584        0
State:                                0      1,563      1,563        0
Local:

FICA Withheld:                        0      2,790      2,790        0

Employers FICA:                       0      2,790      2,790        0

Unemployment Tax:
Federal:                             52         38          0       90
State:                              731      4,533          0    5,264

Sales, Use & Excise Taxes:           15        286                 301

Property Taxes:                 224,579     29,579     74,707  179,451

Workers' Compensation

Other:
                                -------     ------     ------   ------

TOTALS:                         225,377     48,163     88,434  185,106
                                =======     ======     ======  =======

                          AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60    Over 60

PostPetition
Accounts Payable                ______      ______     ______

Accounts Receivable             ______      ______     ______

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 5-1-97   To:  5-31-97

Cash Activity Analysis (Cash Basis Only):

                                           General      Payroll        Tax       Cash Coll.      B.T.
                                            Acct.        Acct.        Acct.      Acct. B.T.    Direct(1)
                                           -------      -------       -----      ---------     ---------
A.  Beginning Balance:                      74,569.07     (637.19)     (619.50)   1,189.08
                                         ------------   ---------    ---------   ---------    ----------
B.  Receipts. Attach
    separate schedule:                   1,216,554.97   29,774.81    15,456.38        2.55    888,393.31
                                         ------------   ---------    ---------   ---------    ----------
C.  Balance Available
    (A + B):                             1,291,124.04   29,107.62    14,836.88    1,191.57    888,393.31
                                         ------------   ---------    ---------   ---------    ----------

D.  Less Disbursements
    Attach separate
    schedule                               732,338.70   25,572.78     9,627.54    1,198.02    888,393.31
                                         ------------   ---------    ---------   ---------    ----------

E.  ENDING BALANCE
    (C-D)                                  558,785.34    3,534.84     5,209.34       (6.45)         0.00
                                         ============   =========    =========   =========    ==========

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT)

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:
                                   -----------------------
                                   Debtor in Possession

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  John B. Hurley         Capacity:     X    Principal
                                          -----
                                            X    Officer
                                          -----
                                            X    Director
                                          -----
                                            X    Insider
                                          -----

Detailed Description of Duties: As President and CEO, directs all financial, administrative and merchandising activities, with direct responsibility for sale of real estate, legal settlements and cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                             ________               7,000.00

Current Benefits Received:
                              Weekly      or        Monthly

Health Insurance             ________               ________

Life Insurance               ________               ________

Retirement                   ________               ________

Company Vehicle              ________               ________

Entertainment                ________               ________

Travel                       ________               ________

Other Benefits               ________               ________

CURRENT TOTAL:
                              Weekly      or        Monthly

                             ________               ________


Dated:                               __________________________________________
       --------------------          Principal, Officer, Director, Insider

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                                                    9,167.00
                              ------                --------

Current Benefits Received:
                              Weekly      or        Monthly

Health Insurance              ------                ------

Life Insurance                ------                ------

Retirement                    ------                ------

Company Vehicle               ------                ------

Entertainment                 ------                ------

Travel                        ------                ------

Other Benefits                ------                ------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                ------


Dated:                               ------------------------------------
       --------------------          Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank May 1997 Cash Receipts (Account Number 4707-38120-0)

2. Schedule of Michigan National Bank May 1997 Cash Disbursements (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period May 1, 1997 to May 31, 1997 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period May 1, 1997 to May 31, 1997 (Account Number 4707-38024-4)

5. Schedule of Michigan National Bank Payroll Account May 1997 Cash Receipts and Disbursements (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account May 1997 Cash Receipts and Disbursements (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period May 1, 1997 to May 31, 1997 (Account Number 4707-38128-3)

8.  Schedules of Old Kent Cash Receipts and Disbursements (Account Number
229377)

9. Old Kent Bank Statement of Account for the Period May 1, 1997 through May 31, 1997 (Account Number 229377)

10.  Schedule of Bankers Trust Cash Receipts